UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

24 de novembro de 2010

Prezado cliente:

Como você já deve saber, anunciamos na segunda-feira, 15 de novembro que a Bucyrus firmou um acordo para ser adquirida pela Caterpillar, o fabricante líder mundial de equipamento para construção e mineração, além de motores a diesel e a gás natural e turbinas industriais a gás. Em anexo está o comunicado que emitimos à imprensa, mas desejamos aproveitar esta oportunidade para informá-lo diretamente sobre tal notícia e sobre o que isso significa para nossos clientes.

Acreditamos firmemente que essa transação oferece uma oportunidade atrativa para a Bucyrus e para todos os interessados principais. Como você sabe, a Bucyrus fornece atualmente a mais ampla gama de equipamentos de mineração de superfície e subterrânea, possui liderança tecnológica na área e tem uma marca premium. A Caterpillar reconhece esses pontos fortes e pretende transformar a Bucyrus em sua plataforma principal para crescer no setor global de equipamentos de mineração. Como parte dessa plataforma, a empresa também planeja manter a marca Bucyrus para os principais produtos dela herdados.

Muitos de vocês provavelmente já estão familiarizados com a Caterpillar, e, por isso, não será preciso dizer que é uma empresa global excelente. O mais importante dessa transação talvez seja o fato de que ela compartilha de nosso compromisso de fornecer produtos inovadores e serviço excepcional aos clientes. Além disso, a partir de agora, passaremos a fazer parte de uma organização muito maior e mais dinâmica, o que significa que os clientes se beneficiarão do acesso a recursos globais substanciais e ao compromisso contínuo de inovação tecnológica.

Apesar de estarmos muito animados com a notícia de hoje, esse anúncio é apenas o primeiro passo do processo. Precisaremos obter inúmeras aprovações regulatórias em todo o mundo, o que significa que essa transação levará vários meses para ser concluída. Continuaremos, nesta fase, operando como empresas independentes e, para nós, não haverá alterações. Satisfazer as suas necessidades permanece como prioridade número um da Bucyrus – o que significa que você continuará a receber os mesmos produtos líderes do setor e o mais alto nível de serviços que sempre teve de nós.

Faremos o nosso melhor para mantê-lo informado durante todo o processo, mas, se você tiver quaisquer questões a serem esclarecidas, não hesite em contatar o seu representante de vendas. Valorizamos nosso relacionamento com você e esperamos continuar a assisti-lo no futuro.

Obrigado por seu apoio contínuo.

Sinceramente,

Timothy W. Sullivan

Presidente & CEO

BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.